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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2003


                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                   000-31105                  13-3990223
  -----------------             -------------             -------------------
  (State Or Other               (Commission                 (IRS Employer
   Jurisdiction Of               File Number)             Identification No.)
   Incorporation)


                              Three New York Plaza
                            New York, New York 10004
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (212) 981-0700




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Item 5.  Other Events and Regulation FD Disclosure.

Victor P. DeJoy, Sr., Lexent Inc.'s Executive Vice President, has resigned from Lexent, effective October 10, 2003, in order to pursue other business opportunities.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LEXENT INC.

                                        By:  /s/ Noah Franzblau
                                             -----------------------------
                                             Noah Franzblau
                                             Secretary and General Counsel

                                        Date:        October 14, 2003


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